UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): March 8, 2019

ADDENTAX GROUP CORP.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-206097	35-2521028
(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 5403, Luohu District, Shenzhen City, China 518000	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755 86961 405

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note: The Current Report on Form 8-K originally filed on March 11, 2019 (the “Original 8-K”), is being amended to correct the compensation received by Ms. YU Jiaxin, one of the newly appointed independent directors. Ms. Yu will not receive any restricted shares as part of her compensation. The remainder of the disclosure in the Original 8-K has not been amended.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 8, 2019, the Board of Directors (the “Board”) of Addentax Group Corp. (the “Company”) authorized an expansion of the Company’s Board of Directors from two (2) to six (6) directors. The Board of Directors appointed Ms. NG Chung Chi (“Ms. Ng”), Ms. YU Jiaxin (“Ms. Yu”), Mr. LI Weilin (“Mr. Li”) and Mr. HONG Zhiwang (“Mr. Hong”) to fill the vacancies created by such expansion, effective March 13, 2019. As a result, as of March 13, 2019, our Board will consist of the following individuals:

Mr. HONG Zhida (Chairman, CEO, President, Secretary)

Mr. Keying Yu (Director)

Ms. NG Chung Chi (Independent Director)

Ms. YU Jiaxin (Independent Director)

Mr. LI Weilin (Independent Director)

Mr. HONG Zhiwang (Director)

The Board has determined that Ms. Ng, Ms. Yu and Mr. Li satisfy the definition of “independent director” in accordance with Rule 5605(a)(2) of the Marketplace Rules of The Nasdaq Stock Market, Inc. and Section 10(A)(m)(3) of the Securities Exchange Act of 1934, as amended.

The Company expects Ms. Ng, Ms. Yu and Mr. Li to serve as independent directors on the Company’s Compensation Committee, Audit Committee, and Nominating and Corporate Governance committees (collectively, the “Committees”). In addition, the Company expects Ms. Ng to serve as the chairman of the audit committee and the “audit committee financial expert” as that term is defined by in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

The Committees were formed, and the members of the Board listed below were appointed to the Committees as follows:

●	Audit Committee: Ms. NG Chung Chi (Chairman), Ms. YU Jiaxin and Mr. LI Weilin.

●	Compensation Committee: Ms. YU Jiaxin (Chairman) and Mr. LI Weilin

●	Nominating and Corporate Governance Committee: Mr. LI Weilin (Chairman) and Ms. YU Jiaxin.

Mr. HONG Zhida, an executive officer of the Company, and Mr. HONG Zhiwang are brothers. Apart from this, there are no family relationships between any director or executive officer of the Company.

On March 8, 2019, the Board of the Company appointed Mr. Huang Chao as the Company’s Chief Financial Officer and Treasurer.

The biographies for the new directors and officer of the Company are set forth below:

Ms. Ng Chung Chi earned her bachelor’s degree in accountancy and Law from City University of Hong Kong in 2002, and earned her professional accountancy qualifications from the ACCA and HKICPA in 2008 and 2010, respectively. Ms. Ng currently is the CFO of a multinational security services company. Prior to her CFO role, she was an Audit Senior Manager and Asian Services Leader in a Top 10 ranked International CPA firm in the United States. Ms. Ng has over fifteen years of accounting and financial reporting experience at an International CPA firm, providing audit and assurance services to publicly-traded company in the US with its main operations in the US and Asia Pacific, including China, Taiwan, Singapore, India, New Zealand, etc. In addition, to providing audit and assurance service, she involved in assisting companies in the going public and going private transactions in the US, supporting their needs for on-going SEC compliance, internal control advisory, and merger and acquisition activities. She brings to the Board deep finance, audit and business experience.

Ms. Yu Jiaxin earned her bachelor’s degree in business management from Nankai University, China in 2006. Ms. Yu currently is the senior human resources director of Kingkey Capital Management Co., Ltd., a Group which offers real estate development, commercial operation, financial investment, and other services in Shenzhen, China. She has worked for Kingkey Group since 2008, initially as a human resources officer and now as senior human resources director. She assisted in the set up of Kingkey’s annual operating plan and budget in accordance with the company’s annual goals and strategies, building the company’s organizational structure and coordinating Human Resource and Administration, establishing the sound comprehensive personnel administrative management system which is adaptable to the company’s development, and implementing and supervising the system. Bringing over ten years of human resources administration experience, she brings to the Board insights on compensation and benefits.

Mr. Li Weilin earned his bachelor’s degree in Computer Science & Technology from Sun Yat-sen University, China in 2005 and earned his master’s degree in Software Engineering from the same University in 2011. Mr. Li currently is the information and network center director in Xinhua College of Sun Yat-sen University since 2005 and is responsible for information service management for all faculties and students. He also is the leader of Computer Application & Technology program in Guangdong Polytechnic College and is responsible for major IT planning and management of the College since 2015. In 2017, he is appointed as a technology expert in Guangzhou City, providing technology consults and projects examination and verification for the information construction of Guangzhou authorities. His studies cover Network & System Safety, Image Processing, Data Mining, Business Intelligence, Big Data Management and Network Physical System. He brings to the Board deep information technology experience.

Mr. Hong Zhiwang earned his bachelor’s degree in Automation Engineering from Beijing Institute of Technology University Zhuhai Campus, China in 2014. Mr. Hong has been the brand marketing manager at Addentax Group Corp. since 2018 and is responsible for e-commerce marketing covering design website, brand marketing, market investigation and development, and expanding marketing channels to develop new clients, designing the company’s logo and registering copyrights. In 2014, he was the PDM Software Engineer for Hongfan Computer & Technology Co., Ltd. and was responsible for developing software, on-site inspection and guidance and software maintenance, in assistance of ERP to manage the system and create brand new demands design and in charge of R&D of PLM System, surface model design and function model development, structure development and communications technology development. He brings to the Board deep brand marketing experience.

Mr. Huang Chao earned two bachelor’s degrees, one in marketing from Shaoguan University, China in 2014 and the other in international logistics and trade finance from University of Northampton, United Kingdom in 2015. He earned his master’s degree in finance and investment management from University of Liverpool, United Kingdom in 2016 to broaden and deepen his knowledge in the accounting and finance field. After his graduation in 2016, he was appointed as a secretary to Chairman in Addentax Group Corp. He handles all Company’s filings to ensure the Company complies with regulation and advising on good corporate governance practice. Huang Chao interacts with the directors, general manager of each business unit, various regulatory and professional bodies such as the SEC, auditors and attorneys to ensure the compliance. His managing experiences, and profound knowledge in finance make him well positioned for his role as Chief Financial Officer and Treasurer.

Each independent director has entered into an Independent Director Agreement with the Company, pursuant to which Ms. Ng, Ms. Yu and Mr. Li will receive $88,000, $15,000 and $15,000 per year, respectively, in equal monthly installments of $7,333, $1,250 and $1,250, respectively, at the end of each month.

Item 9.01. Exhibits

Exhibit Number	Description

10.1*	Independent Director Agreement with Ms. NG Chung Chi
10.2	Independent Director Agreement with Ms. YU Jiaxin
10.3*	Independent Director Agreement with Mr. LI Weilin
99.1*	Charter of Audit Committee
99.2*	Charter of Compensation Committee
99.3*	Charter of Nominating and Corporate Governance Committee

* Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on March 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

By:	/s/ Hong Zhida
Name:	Hong Zhida
Title:	Chief Executive Officer

Dated: March 15, 2019